                                                                    EXHIBIT 10.3

                    TWENTY-THIRD AMENDMENT OF LEASE CONTRACT
                    ----------------------------------------

         THIS TWENTY-THIRD AMENDMENT OF LEASE CONTRACT ("Twenty-Third Amendment") is entered into between NINE GREENWAY, LTD., a Texas limited partnership ("Landlord"), and A I M MANAGEMENT GROUP INC., a Delaware corporation ("Tenant"), with reference to the following:

         A. Nine Greenway Venture (predecessor in interest to Landlord) and Tenant entered into a Lease Contract dated April 14, 1980, First Amendment of Lease Contract dated January 29, 1981, Second Amendment of Lease Contract dated November 12, 1982, Third Amendment of Lease Contract dated August 17, 1984, Fourth Amendment of Lease Contract dated April 28, 1986, Fifth Amendment of Lease Contract dated December 11, 1986, Sixth Amendment of Lease Contract dated August 6, 1987, Seventh Amendment of Lease Contract dated February 4, 1988, and Eighth Amendment of Lease Contract dated January 6, 1989, and Landlord and Tenant entered into a Ninth Amendment of Lease Contract dated March 27, 1990, Tenth Amendment of Lease Contract dated June 12, 1990, Eleventh Amendment of Lease Contract dated August 27, 1990, Twelfth Amendment of Lease Contract dated July 15, 1991, Thirteenth Amendment of Lease Contract dated January 13, 1992, Fourteenth Amendment of Lease Contract dated July 17, 1992, Fifteenth Amendment of Lease Contract dated July 17, 1992, Sixteenth Amendment of Lease Contract dated August 10, 1992, Seventeenth Amendment of Lease Contract dated February 25, 1993, Eighteenth Amendment of Lease Contract dated April 22, 1994, Nineteenth Amendment of Lease Contract dated March 31, 1995, Twentieth Amendment of Lease Contract dated July 31, 1995, Twenty-First Amendment of Lease Contract dated August 1, 1995 and Twenty-Second Amendment of Lease Contract (the "Twenty-Second Amendment") dated December 1, 1995 (as amended, the "Lease") covering approximately 252,676 square feet of Rentable Area consisting of: approximately 9,671 square feet of Rentable Area on the Concourse Level; the entirety of the sixth (6th) floor; the entirety of the seventh (7th) floor; approximately 17,741 square feet of Rentable Area on the eleventh (11th) floor [of which approximately 10,940 square feet of Rentable Area shall become effective on or about November 16, 1996]; approximately 12,645 square feet of Rentable Area on the twelfth (12th) floor; the entirety of the thirteenth (13th) floor; approximately 9,655 square feet of Rentable Area on the seventeenth (17th) floor; the entirety of the eighteenth (18th) floor; the entirety of the nineteenth (19th) floor; the entirety of the twenty-third (23rd) floor; the entirety of the twenty-fourth (24th) floor; the entirety of the twenty-fifth (25th) floor; and approximately 11,904 square feet of Rentable Area on the twenty-sixth (26th) floor [of which approximately 9,386 square feet of Rentable Area shall become effective on or about March 16, 1996 and approximately 2,518 square feet of Rentable Area shall become effective on or about April 16, 1996] of the building known as Summit Tower, Eleven Greenway, Houston, Texas (the "Building").

         B. The parties have discovered minor errors in the square footage amounts stated in certain prior amendments to the Lease for those portions of the Leased Premises located on the eighteenth (18th) and nineteenth (19th) floors of the Building.

         C. Landlord and Tenant now desire to enter into this Twenty-Third Amendment in order to (i) correct such errors; (ii) restate the square footage of Rentable Area currently under Lease; (iii) adjust the Rent Schedule and the Building Operating Cost accordingly; and (iv) provide for a credit to Tenant for over-payments of Base Rental and Building Operating Cost, as provided more fully below.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:
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1.       CORRECTION OF SQUARE FOOTAGE.

         a. Effective as of the original date of leasing the space, the Rentable Area leased by Tenant on the eighteenth (18th) floor of the Building shall be decreased from 23,907 square feet to 23,782 square feet, thereby reducing the space by 125 square feet.

         b. Effective as of the original date of leasing the space, the Rentable Area leased by Tenant on the nineteenth (19th) floor of the Building shall be decreased from 24,187 square feet to 23,782 square feet, thereby reducing the space by 405 square feet.

2. REVISED SQUARE FOOTAGE. Landlord and Tenant confirm that the Rentable Area leased by Tenant pursuant to the Lease as of the date of this Twenty-Third Amendment is as follows (subject to Tenant's anticipated occupancy of the remaining expansion spaces specified in the footnotes below):

         Floor                                                    Sq. Ft. of Rentable Area
         -----                                                    ------------------------
         A portion of the concourse level                                   9,671
         The entirety of the sixth (6th) floor                             23,399
         The entirety of the seventh (7th) floor                           23,399
         A portion of the eleventh (11th) floor                            17,741(1)
         A portion of the twelfth (12th) floor                             12,645
         The entirety of the thirteenth (13th) floor                       23,829
         A portion of the seventeenth (17th) floor                          9,655
         The entirety of the eighteenth (18th) floor                       23,782
         The entirety of the nineteenth (19th) floor                       23,782
         The entirety of the twenty-third (23rd) floor                     24,113
         The entirety of the twenty-fourth (24th) floor                    24,113
         The entirety of the twenty-fifth (25th) floor                     24,113
         A portion of the twenty-sixth (26th) floor                        11,904(2)
                                                                          -------
         TOTAL                                                            252,146

                 (1) The Commencement Date for 6,801 square feet of Rentable Area (Expansion Space "U") occurred on January 1, 1996; and the Commencement Date for 10,940 square feet of Rentable Area (Expansion Space "X") is anticipated to occur on November 11, 1996.

                 (2) The Commencement Date for 9,386 square feet of Rentable Area (Expansion Space "V") is anticipated to occur on March 16, 1996; and the Commencement Date for 2,518 square feet of Rentable Area (Expansion Space "W") is anticipated to occur on April 16, 1996.

3.       REVISED SCHEDULE OF BASE RENTAL.

         a. Commencing January 1, 1996, the schedule of Base Rental set forth in Paragraph 3.A. of the Lease (as previously amended by Paragraph XIII of the Twenty-Second Amendment) shall be deleted and the following inserted in lieu thereof:

            FROM                                       TO                          MONTHLY BASE RENTAL
            ----                                       --                          -------------------
         January 1, 1996                         March 15, 1996                        $260,197.71
         March 16, 1996                          March 31, 1996                        $271,148.04
         April 1, 1996                           April 15, 1996                        $271,306.20
         April 16, 1996                          November 15, 1996                     $274,243.87
         November 16, 1996                       December 31, 1997                     $286,551.37
         January 1, 1998                         June 9, 2000                          $313,918.11
         June 10, 2000                           December 31, 2000                     $325,679.14
         January 1, 2001                         December 31, 2003                     $344,886.60




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         b.      The foregoing revised rent schedule reflects the following rent reductions applicable to a total of 530 square feet of Rentable Area (i.e., 125 square feet of Rentable Area on the eighteenth [18th] floor and 405 square feet of Rentable Area on the nineteenth [19th] floor):

              FROM                       TO                       RENT/SQ.FT.                 REDUCTION
              ----                       --                       -----------                 ---------
        January 1, 1996           December 31, 1997                 $13.50                     $596.26
        January 1, 1998           December 31, 2000                 $16.00                     $706.67
        January 1, 2001           December 31, 2003                 $17.00                     $750.83

         c. The foregoing revised rent schedule shall be subject to further amendment should any Commencement Date for Expansion Spaces V, W and/or X occur on a date other than as anticipated in the Twenty-Second Amendment. When Expansion Spaces V, W and X are occupied by Tenant, Landlord and Tenant shall, at the request of either party, execute a memorandum specifying the Commencement Date for each such expansion space.

4. ESCALATION ADJUSTMENT. Effective January 1, 1996, Tenant's proportionate share of increases in Building Operating Cost payable under Paragraph 13. of the Lease shall be decreased to take into consideration the square footage reductions on the eighteenth (18th) and nineteenth (19th) floors of the Building as outlined herein.

5.       CREDITS.

         a. In consideration of Tenant's over-payment of Base Rental due to errors previously contained in the square footage of the Leased Premises, Landlord grants Tenant a credit against Base Rental in the amount of Forty-Two Thousand Three Hundred Forty-Three and 71/100 Dollars ($42,343.71). Such credit represents the aggregate amount of Tenant's overpayment of Base Rental through and including December 31, 1995. Such credit shall be applied against the first payment of Base Rental becoming due after Landlord's receipt of a fully-executed copy of this Twenty-Third Amendment.

         b. The total credit outlined above is based on the following Base Rental adjustments:

                 (i)      CREDIT SCHEDULE - 19th floor:
                          -----------------------------

                       FROM                   TO             RENT/SQ.FT.      RENTAL RATE             CREDIT
                       ----                   --             -----------      -----------             ------
                 December 1, 1986      November 30, 1987          79            $00.00              $    00.00
                 December 1, 1987      December 31, 1988          79            $18.00              $ 1,540.50
                 January 1, 1989       December 31, 1994         405            $11.59              $28,163.52
                 January 1, 1995       December 31, 1995         405            $13.50              $ 5,467.56
                                                                                                    ----------
                 TOTAL                                                                              $35,171.58

                 (ii)     CREDIT  SCHEDULE - 18th floor:
                          ------------------------------

                       FROM                   TO             RENT/SQ.FT.      RENTAL RATE             CREDIT
                       ----                   --             -----------      -----------             ------
                 October 1, 1991       December 31, 1995         125            $13.50               $7,172.13
                                                                                                     ---------
                 TOTAL                                                                               $7,172.13

         c. In consideration of Tenant's over-payment of Building Operating Cost due to errors previously contained in the square footage of the Leased Premises, Landlord grants Tenant a credit against Base Rental in the aggregate amount of such overpayments through and including December 31, 1995. Promptly upon execution of this Twenty-Third Amendment, Landlord shall notify Tenant of the amount of such credit, which shall be applied against the first payment of Base Rental becoming due thereafter.

6. NO FURTHER MODIFICATIONS. The foregoing amendments shall not alter the schedule for expansion of the Leased Premises set forth in the Twenty-Second Amendment with respect to Expansion Space X on the eleventh (11th) floor and Expansion Spaces V and W on the twenty-sixth (26th) floor of the Building. Except as modified by this Twenty-Third Amendment, the Lease remains unchanged and shall continue in full force and effect.





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         ACCORDINGLY, Landlord and Tenant enter into this Twenty-Third
Amendment as of March 18, 1996.


                                NINE GREENWAY, LTD., by its managing
                                partner, J/K - G/P #9, LTD., by its sole general partner, J/K Holdings, Inc.

                                By  /s/ NEIL H. TOFSKY
                                    --------------------------------------------
                                    Neil H. Tofsky, Senior Vice President
                                                              LANDLORD



                                A I M MANAGEMENT GROUP INC., a Delaware
                                corporation

                                By  /s/ GARY T. CRUM
                                    --------------------------------------------
                                    Gary T. Crum, Senior Vice President
                                                              TENANT





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